Exhibit 13(a)(iii)

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Valcent Products Inc. (the "Company") on Form 20-F for the period ending March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, M. Glen Kertz, Chief Executive Officer and Acting President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 10, 2008	By:	/s/ M. Glen Kertz
M. Glen Kertz Chief Executive Officer and Acting President